Exhibit 10.3

Dated:  May 11, 2015

William T. Nanovsky

Swisher Hygiene Inc.

Suite 400 4725 Piedmont Row Drive
Charlotte, NC 28210

Dear Mr. Nanovsky:

Reference is made to the Springing DACA waiver letter dated March 25, 2015.  This is to inform you that Siena has agreed to extend the waiver period of the Springing DACA Event and Reporting Requirements through May 12, 2015.

Please call me at 203-883 5657 if you have any further questions.

Very truly yours,

SIENA LENDING GROUP LLC

By:	/s/ Steven Sanicola
By: Steven Sanicola
Authorized Signatory

9 Broad Street, Stamford, CT 06902 I 203.251.8282 I www.sienalending.com